VOYA SERIES FUND, INC.

Voya Large Cap Growth Fund

(the “Fund”)

Supplement dated April 2, 2015

to the Fund’s Current Prospectuses, Summary Prospectuses, and

related Statement of Additional Information

On March 12, 2015, the Board of Directors of Voya Series Fund, Inc. approved a proposal to reorganize Voya Large Cap Growth Fund with and into the following “Surviving Fund” (the “Reorganization”):

Merging Fund	Surviving Fund
Voya Large Cap Growth Fund	Voya Growth Opportunities Fund (to be renamed Voya Large-Cap Growth Fund upon the Reorganization)

The proposed Reorganization is subject to approval by shareholders of the Merging Fund. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Merging Fund’s shareholders on or about July 24, 2015, and a shareholder meeting is scheduled to be held on or about September 22, 2015. The Merging Fund will notify shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposal is obtained, it is expected that the Reorganization will take place on or about October 23, 2015 (“Closing Date”).

Following the Reorganization you will hold shares of Voya Growth Opportunities Fund.  For more information regarding Voya Growth Opportunities Fund, please contact a Shareholder Services representative or your financial professional. If shareholder approval is obtained, upon the Reorganization Voya Growth Opportunities Fund will change its name to Voya Large-Cap Growth Fund.

Additionally, if the Reorganization is approved, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of the Merging Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from June 24, 2015 until thirty (30) days following the Closing date. Following the Reorganization, the Merging Fund’s shareholders will hold shares of the Surviving Fund. For more information regarding the Surviving Fund, please contact a Shareholder Services representative at (800) 992-0180.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA INVESTMENT MANAGEMENT

7337 EAST DOUBLETREE RANCH ROAD, SUITE 100

SCOTTSDALE, AZ 85258

April 2, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

100 F St. N.E.

Washington, D.C.  20549

RE:                Voya Series Fund, Inc. (the “Registrant”)

(File Nos. 33-41694; 811-06352)

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for filing via the EDGAR system is a supplement dated April 2, 2015 to the currently effective prospectus for Voya Large Cap Growth Fund, a series of the Registrant.

If you have any questions concerning the attached filing, please contact Jay Stamper at (480) 477-2660 or the undersigned at (480) 477-2650.

Regards,

/s/ Paul A. Caldarelli
Paul A. Caldarelli
Vice President and Senior Counsel
Voya Investment Management